UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30093	#51-0380839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10240 Sorrento Valley Road, San Diego, CA		92121
(Address of principal executive offices)		(Zip code)

(858) 320-8000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 29, 2010, and in connection with its entry into a new credit agreement on October 22, 2010 with a syndicate of lenders led by Bank of America, N.A. and arranged by Banc of America Securities LLC and KeyBank National Association (the “New Credit Agreement”), Websense, Inc. (“Websense”) repaid its outstanding senior secured term loan under, and voluntarily terminated, its Amended and Restated Senior Credit Agreement, dated October 11, 2007, as amended on December 28, 2007, June 10, 2008, and February 5, 2010, among Websense as borrower, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc. as sole lead arranger and sole bookrunner, Morgan Stanley Senior Funding, Inc. as senior administrative agent, Bank of America, N.A., as syndication agent, Key Bank National Association, JP Morgan Chase Bank and Citibank, N.A., as co-documentation agents, Morgan Stanley Senior Funding, Inc. as senior administrative agent, and Morgan Stanley & Co. Incorporated, as senior collateral agent for the benefit of the secured parties (the “2007 Credit Agreement”)

The 2007 Credit Agreement consisted of a five year $210 million senior secured term loan and a $15 million revolving credit facility. The senior secured term loan was fully funded on October 11, 2007, and the revolving line of credit was not used. The 2007 Credit Agreement was secured by substantially all of Websense’s assets, including pledges of stock of some of Websense’s subsidiaries (subject to limitations in the case of foreign subsidiaries) and by secured guarantees by Websense’s domestic subsidiaries. The senior secured term loan bore interest at a spread above LIBOR with the spread determined based upon Websense’s total leverage ratio, as defined in the 2007 Credit Agreement. The 2007 Credit Agreement contained financial covenants, including a consolidated leverage ratio and a consolidated interest coverage ratio, as well as affirmative and negative covenants. Among the negative covenants were restrictions on Websense’s ability to borrow money, including restrictions on (a) the incurrence of more than $15 million of new debt, including capital leases (subject to certain exceptions), (b) the incurrence of more than $7.5 million in letters of credit, (c) the incurrence of more than $50 to $75 million of new debt, depending on Websense’s leverage ratio, to finance future acquisitions or (d) the assumption of more than $15 million of new debt in connection with acquisitions. The 2007 Credit Agreement required Websense to maintain hedge agreements so that at least 50% of the aggregate principal amount of the senior secured credit facility was subject to fixed interest rate protection for a period of not less than 2.5 years from the initial funding date.

The foregoing description of the 2007 Credit Agreement is qualified in its entirety by reference to the 2007 Credit Agreement, which was attached as an exhibit to Websense’s Form 8-K filed on October 17, 2007, the First Amendment thereto, which was attached as an exhibit to Websense’s Form 10-K for the period ended December 31, 2007, filed on February 28, 2008, and the Second and Third Amendments thereto, which were attached as exhibits to Websense’s Form 10-K for the period ended December 31, 2009, filed on February 25, 2010. Such documents are incorporated herein by reference.

No early termination penalties were incurred by Websense as a result of the termination of the 2007 Credit Agreement.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 29, 2010, Websense received an advance of $67 million under the revolving credit facility pursuant to the New Credit Agreement. The entire proceeds from the loan were used to repay the term loan under the 2007 Credit Agreement. The remaining $53 million of revolving line and swing line of credit remain unused, and Websense has not requested any letters of credit under the New Credit Agreement.

Websense entered into the New Credit Agreement on October 22, 2010. Under the New Credit Agreement, Websense may borrow up to an aggregate of $120 million, including a $15 million sublimit for issuances of letters of credit and a $5 million sublimit for swing line loans. Websense may increase the maximum aggregate commitment under the New Credit Agreement to up to $200 million if certain conditions are satisfied, including that Websense is not in default under the New Credit Agreement at the time of the increase and that Websense obtains the commitment of the lenders participating in the increase.

Loans under the New Credit Agreement are designated at Websense’s election as either base rate or Eurodollar rate loans. Base rate loans bear interest at a rate equal to the highest of (i) the federal funds rate plus 0.5%, (ii) the Eurodollar rate plus 1.00%, and (iii) Bank of America’s prime rate, in each case plus a margin set forth below. Eurodollar rate loans bear interest at a rate equal to (i) the Eurodollar rate, plus (ii) a margin set forth below.

The applicable margins until the date that Websense files its Form 10-K for the fiscal year ended December 31, 2010, are 0.75% for base rate loans and 1.75% for Eurodollar rate loans. Thereafter the applicable margins are determined by reference to Websense’s leverage ratio at the end of each calendar quarter, as set forth in the table below:

Consolidated Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
<1.25:1.0	1.75%	0.75%
≥1.25:1.0	2.00%	1.00%

The advance under the revolving credit facility pursuant to the New Credit Agreement is a base rate loan bearing an initial interest rate of 2.00% per annum.

Websense may reduce the commitments and may prepay loans under the New Credit Agreement in whole or in part at any time without penalty. The aggregate principal amount of all revolving loans under the New Credit Agreement shall be due and payable on October 29, 2015.

The foregoing description of the New Credit Agreement is qualified in its entirety by reference to the description of the New Credit Agreement contained in the Current Report on Form 8-K filed by Websense on October 26, 2010 and the executed New Credit Agreement, which was attached as Exhibit 10.1 to the Form 8-K. Such New Credit Agreement is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Number	Description

10.1(1)	$225,000,000 Amended and Restated Senior Credit Agreement, dated October 11, 2007, among Websense, Inc. as borrower, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc. as sole lead arranger and sole bookrunner, Morgan Stanley Senior Funding, Inc. as senior administrative agent, Bank of America, N.A., as syndication agent, Key Bank National Association, JP Morgan Chase Bank and Citibank, N.A., as co-documentation agents, Morgan Stanley Senior Funding, Inc. as senior administrative agent, and Morgan Stanley & Co. Incorporated, as senior collateral agent for the benefit of the secured parties.

10.2(2)	First Amendment, dated as of December 28, 2007, to the Senior Credit Agreement, dated as of October 11, 2007, among Websense, Inc., a Delaware corporation, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as senior administrative agent, Bank of America, N.A., as syndication agent, Key Bank National Association, JP Morgan Chase Bank, N.A. and Citibank, N.A., as codocumentation agents and Morgan Stanley & Co., as senior collateral agent.

10.3(3)	Second Amendment, dated as of June 10, 2008, to the Senior Credit Agreement, dated as of October 11, 2007, and amended on December 28, 2007, among Websense, Inc., a Delaware corporation, the Guarantors identified on the signature pages hereto, the lenders identified on the signature pages hereto and Bank of America, N.A., as Senior Administrative Agent.

10.4(3)	Third Amendment, dated as of February 5, 2010, to the Senior Credit Agreement, dated as of October 11, 2007, and amended on December 28, 2007 and June 10, 2008, among Websense, Inc., a Delaware corporation, the Guarantors identified on the signature pages hereto, the lenders identified on the signature pages hereto and Bank of America, N.A., as Senior Administrative Agent.

10.5(4)	Credit Agreement, dated October 22, 2010, among Websense, Inc., PortAuthority Technologies, Inc., Karabunga, Inc., Bank of America, N.A. and the other Lenders (as defined therein).

(1)	Filed as an exhibit to Websense’s Current Report on Form 8-K (No. 000-30093) filed on October 17, 2007.
(2)	Filed as an exhibit to Websense’s Form 10-K for the period ended December 31, 2007 (No. 000-30093) filed on February 28, 2008.
(3)	Filed as an exhibit to Websense’s Form 10-K for the period ended December 31, 2009 (No. 000-30093) filed on February 25, 2010.
(4)	Filed as an exhibit to Websense’s Current Report on Form 8-K (No. 000-30093) filed on October 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

/S/ ARTHUR S. LOCKE III
Arthur S. Locke III
Chief Financial Officer (principal financial and accounting officer)

Date: November 2, 2010

INDEX TO EXHIBITS

Number	Description

10.1(1)	$225,000,000 Amended and Restated Senior Credit Agreement, dated October 11, 2007, among Websense, Inc. as borrower, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc. as sole lead arranger and sole bookrunner, Morgan Stanley Senior Funding, Inc. as senior administrative agent, Bank of America, N.A., as syndication agent, Key Bank National Association, JP Morgan Chase Bank and Citibank, N.A., as co-documentation agents, Morgan Stanley Senior Funding, Inc. as senior administrative agent, and Morgan Stanley & Co. Incorporated, as senior collateral agent for the benefit of the secured parties.

10.2(2)	First Amendment, dated as of December 28, 2007, to the Senior Credit Agreement, dated as of October 11, 2007, among Websense, Inc., a Delaware corporation, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as senior administrative agent, Bank of America, N.A., as syndication agent, Key Bank National Association, JP Morgan Chase Bank, N.A. and Citibank, N.A., as codocumentation agents and Morgan Stanley & Co., as senior collateral agent.

10.3(3)	Second Amendment, dated as of June 10, 2008, to the Senior Credit Agreement, dated as of October 11, 2007, and amended on December 28, 2007, among Websense, Inc., a Delaware corporation, the Guarantors identified on the signature pages hereto, the lenders identified on the signature pages hereto and Bank of America, N.A., as Senior Administrative Agent.

10.4(3)	Third Amendment, dated as of February 5, 2010, to the Senior Credit Agreement, dated as of October 11, 2007, and amended on December 28, 2007 and June 10, 2008, among Websense, Inc., a Delaware corporation, the Guarantors identified on the signature pages hereto, the lenders identified on the signature pages hereto and Bank of America, N.A., as Senior Administrative Agent.

10.5(4)	Credit Agreement, dated October 22, 2010, among Websense, Inc., PortAuthority Technologies, Inc., Karabunga, Inc., Bank of America, N.A. and the other Lenders (as defined therein).

(1)	Filed as an exhibit to Websense’s Current Report on Form 8-K (No. 000-30093) filed on October 17, 2007.
(2)	Filed as an exhibit to Websense’s Form 10-K for the period ended December 31, 2007 (No. 000-30093) filed on February 28, 2008.
(3)	Filed as an exhibit to Websense’s Form 10-K for the period ended December 31, 2009 (No. 000-30093) filed on February 25, 2010.
(4)	Filed as an exhibit to Websense’s Current Report on Form 8-K (No. 000-30093) filed on October 26, 2010.